Exhibit 99.1

Shelter Acquisition Corporation I

Announces

Determination to Liquidate Company and Delist Before Year-End

NEW YORK, New York, December 21, 2022 - Shelter Acquisition Corporation I (the “Company”) (Nasdaq: SHQA, SHQAU, SHQAW) has announced that, at a special meeting of stockholders held on December 21, 2022, the stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate a business combination from January 2, 2023 to June 30, 2023 or such earlier date as determined by the board of directors of the Company (the “board”) to be in the best interests of the Company (such date, the “Termination Date”).

Because the Company does not believe it will be able to complete an initial business combination by the Termination Date, on December 21, 2022, the board unanimously determined it is in the best interest of the Company to liquidate and redeem all remaining Public Shares before the end of the fiscal year in order to avoid incurring additional tax liabilities in 2023. Accordingly, the Company is obligated to redeem the remaining Public Shares as promptly as possible, but not more than 10 business days after the the date hereof (the “Mandatory Redemption”). The Company expects to complete the Mandatory Redemption on or about December 27, 2022. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless upon completion of liquidation.

On December 21, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the Mandatory Redemption and requested that Nasdaq (i) suspend trading of the Company’s Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on December 22, 2022, and (ii) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once the Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

For more information, please see the definitive proxy statement filed by the Company with the SEC on November 23, 2022, as supplemented on December 7, 2022 and December 16, 2022.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Media Contact:

Danion Fielding

danion@shelteracq.com